UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PRUSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 1, 2013

INTERPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

1-35267	75-1549797
(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 1, 2013, Interphase Corporation (“Interphase” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, Interphase shareholders voted on five proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A as filed with the SEC on April 3, 2013.

Proposal 1
An election of directors of the Company to serve until the next annual meeting for the Company was held. The following five individuals were elected as directors of the Company:

Nominee	Votes For	Votes Withheld	Non-votes	Uncast
Gregory B. Kalush	2,713,182	161,990	2,945,205	0
Mark D. Kemp	2,742,942	132,230	2,945,205	0
Michael J. Myers	2,742,942	132,230	2,945,205	0
Kenneth V. Spenser	2,742,942	132,230	2,945,205	0
Christopher B. Strunk	2,742,942	132,230	2,945,205	0

There were no abstentions on this matter.

Proposal 2
The proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013 was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Non-votes	Uncast
5,749,917	64,440	6,020	0	0

Proposal 3
The proposal to approve, on an advisory basis, named executive officer compensation was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Non-votes	Uncast
2,676,190	178,432	20,550	2,945,205	0

Proposal 4
The shareholders voted, on an advisory basis, to hold future advisory votes on named executive officer compensation as follows:

1 Year	2 Years	3 Years	Votes Abstained	Non-votes	Uncast
2,205,681	94,438	535,378	39,675	2,945,205	0

In connection with the Annual Meeting, the Board of Directors of the Company had recommended that shareholders vote to hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis.  In light of such recommendation and considering the support for an annual vote as reflected in the above voting results, the Board, on May 1, 2013, determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually.

Proposal 5
The proposal to approve the Amended and Restated Certificate of Formation was not approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Non-votes	Uncast
3,912,352	1,825,399	82,626	0	0

Item 7.01.  Regulation FD Disclosure.

A copy of the Company’s presentation material used during the Annual Meeting is attached hereto as Exhibit 99.1.  These slides should be reviewed in conjunction with the audio recording which is available on the Company’s website at www.iphase.com.  The information in this report (including the exhibit attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1 – Interphase Corporation Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

Date: May 2, 2013	By:	/s/ Thomas N. Tipton Jr.
	Title:	Chief Financial Officer, Secretary Vice President of Finance and Treasurer